UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): October 25, 2005
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33009	56-2248952
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 708-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.02. Results of Operations and Financial Condition
The information contained herein is being furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On October 25, 2005, MedCath Corporation (“MedCath” or the “Company”) issued a press release announcing that the Company’s results of operations for the fiscal year ended September 30, 2005 will be below previously announced expectations. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
Included in the press release issued by the Company and furnished herewith as Exhibit 99.1 are certain non-GAAP financial measures, including Adjusted EBITDA. Adjusted EBITDA represents MedCath’s income from continuing operations before interest expense; taxes; depreciation; amortization; gain or loss on disposal of property, equipment and other assets; interest and other income, net; equity in net earnings of unconsolidated affiliates; and minority interest. MedCath’s management uses Adjusted EBITDA to measure the performance of the company’s various operating entities, to compare actual results to historical and budgeted results, and to make capital allocation decisions. Management provides Adjusted EBITDA to investors to assist them in performing their analysis of MedCath’s historical operating results. Further, management believes that many investors in MedCath also invest in, or have knowledge of, other healthcare companies that use Adjusted EBITDA as a financial performance measure. Because Adjusted EBITDA is a non-GAAP measure, Adjusted EBITDA, as defined above, may not be comparable to other similarly titled measures of other companies.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
The Company also announced in the press release that Charles R. Slaton has resigned his position as Chief Executive Officer and President effective immediately.
In addition, the Company announced that John T. Casey, 60, would resume the Chief Executive Officer position. Mr. Casey has served as MedCath’s Chairman of the Board of Directors since August 2004 and as a director since May 2000. From September 2003 to September 2005, Mr. Casey also served as Chief Executive Officer.
As disclosed on October 6, 2005 under Item 1.01 of Form 8-K, “Entry into a Material Definitive Agreement,” the Company and Mr. Casey entered into an amended and restated employment agreement effective September 30, 2005 and the terms of such agreement are unchanged.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1      Press Release dated October 25, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION

Date: October 25, 2005	By:	/s/James E. Harris

James E. Harris Executive Vice President and Chief Financial Officer